SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 18, 2002
                                                         ----------------

                               CYTOGEN CORPORATION
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-14879                  222322400
---------------------------  --------------------------  -----------------------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
    of Incorporation)                                       Identification No.)

       600 College Road East, CN 5308, Princeton, NJ           08540
-------------------------------------------------------  -----------------------
          (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

ITEM 5.   OTHER EVENTS.

     On October 25, 2001, Cytogen Corporation, a Delaware corporation (the "Company") filed a shelf registration statement (File No. 333-72226) (the "Registration Statement") on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate of 10,000,000 shares of common stock of the Company. The Commission declared the Registration Statement effective on November 6, 2001.

     On January 18, 2002, the Company entered into a Share Purchase Agreement (the "Agreement") with the State of Wisconsin Investment Board ("SWIB") relating to the issuance and sale of 2,970,665 shares of the Company's common stock for an aggregate purchase price of $8.0 million.

     On January 22, 2002, the Company filed with the Commission a prospectus supplement (the "Prospectus Supplement") to the Registration Statement pursuant to Rule 424(b)(2) of the Securities Act, relating to the sale of such shares and subsequently issued the shares upon closing of the transaction on such date.

     In connection with its execution of the Agreement, the Company agreed to amend, within thirty days of closing, its Bylaws and its stock option plans, as set forth in the Agreement, to, among other things, prohibit, without requisite stockholder approval, certain grants or adjustments to stock options and stock appreciation rights.

     Each of the Agreement and the related press release of the Company dated January 22, 2002 are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated herein by reference. The foregoing descriptions of: (i) the Registration Statement; (ii) the Agreement; and (iii) the Prospectus Supplement, are qualified in their entirety by reference to such documents.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

               Exhibit No.  Description
               -----------  -----------

                  10.1 Share Purchase Agreement by and between Cytogen Corporation and the State of Wisconsin Investment Board dated January 18, 2002

                  99.1      Press  release of Cytogen Corporation dated  January
                            22, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CYTOGEN CORPORATION


                                         By: /s/ Catherine M. Verna
                                            ------------------------------------
                                            Catherine M. Verna, Esq.
                                            Vice President and General Counsel

Dated:   January 23, 2002

                                  EXHIBIT INDEX


               Exhibit No.   Description
               -----------   -----------

                  10.1 Share Purchase Agreement by and between Cytogen Corporation and the State of Wisconsin Investment Board dated January 18, 2002

                  99.1       Press release of Cytogen Corporation dated January
                             22, 2002